Exhibit 10.3

FORM OF LOCK-UP AGREEMENT

June 17, 2008

Each Purchaser referenced below:

Re:                               Securities Purchase Agreement, dated as of May 30, 2008 (the “Purchase Agreement”), between Southwest Casino Corporation, a Nevada corporation (the “Company”) and the purchasers signatory thereto (each, a “Purchaser” and, collectively, the “Purchasers”)

Ladies and Gentlemen:

Defined terms not otherwise defined in this letter agreement (the “Letter Agreement”) shall have the meanings set forth in the Purchase Agreement.  Pursuant to Section 2.2 of the Purchase Agreement and in satisfaction of a condition of the Company’s obligations under the Purchase Agreement, the undersigned irrevocably agrees with the Company that, from the date hereof until the 4 month anniversary of the Effective Date (such period, the “Restriction Period”), the undersigned will not offer, sell, contract to sell, hypothecate, pledge or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the undersigned or any Affiliate of the undersigned or any person in privity with the undersigned or any Affiliate of the undersigned), directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act with respect to, any shares of Common Stock or Common Stock Equivalents beneficially owned, held or hereafter acquired by the undersigned (the “Securities”).  Beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act.  In order to enforce this covenant, the Company shall impose irrevocable stop-transfer instructions preventing the Transfer Agent from effecting any actions in violation of this Letter Agreement.

Notwithstanding anything to the contrary contained in this Letter Agreement, the undersigned may transfer her or his Common Stock or Common Stock Equivalents: (a) to his or her trusts, or spouses and lineal descendants for estate planning purposes, (b) pursuant to bona fide gift, or (c) to the extent any shares subject to this lock-up agreement are held by a partnership, limited liability company or corporation (the “Entity”), the Entity may distribute those shares to its partners, members or shareholders in proportion to the partners’, members’ or shareholders’ proportionate ownership interest in the Entity and, only upon a liquidation of such Entity, up to, in the aggregate among all such distributions, 355,000 of such shares (subject to adjustment for reverse and forward stock splits and the like, distributed to partners, members or shareholders who are not a signatory to this Agreement (such shares, “Unrestricted Shares”) will no longer be subject to the provisions of this Agreement.  Except with regard to the Unrestricted Shares, as a condition to any of the aforementioned transfers, the transferee (or the legal representative of the transferee) must first agree to be bound by all of the terms and conditions of this Letter Agreement in connection with any potential resale of the Common Stock or Common Stock Equivalents so transferred.

The undersigned acknowledges that the execution, delivery and performance of this Letter Agreement is a material inducement to each Purchaser to complete the transactions contemplated by the Purchase Agreement and that each Purchaser (which shall be a third party beneficiary of this Letter Agreement) and the Company shall be entitled to specific performance of the undersigned’s obligations hereunder.  The undersigned hereby represents that the undersigned has the power and authority to execute, deliver and perform this Letter Agreement, that the undersigned has received adequate consideration therefor and that the undersigned will indirectly benefit from the closing of the transactions contemplated by the Purchase Agreement.

This Letter Agreement may not be amended or otherwise modified in any respect without the written consent of each of the Company, each Purchaser and the undersigned.  This Letter Agreement shall be construed and enforced in accordance with the laws of the State of Utah without regard to the principles of conflict of laws. The undersigned hereby irrevocably submits to the exclusive jurisdiction of the United States District Court sitting in Utah and the courts of the State of Utah, for the purposes of any suit, action or proceeding arising out of or relating to this Letter Agreement, and hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that (i) it is not personally subject to the jurisdiction of such court, (ii) the suit, action or proceeding is brought in an inconvenient forum, or (iii) the venue of the suit, action or proceeding is improper. The undersigned hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by receiving a copy thereof sent to the Company at the address in effect for notices to it under the Purchase Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  The undersigned hereby waives any right to a trial by jury.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  The undersigned agrees and understands that this Letter Agreement does not intend to create any relationship between the undersigned and each Purchaser and that each Purchaser is not entitled to cast any votes on the matters herein contemplated and that no issuance or sale of the Securities is created or intended by virtue of this Letter Agreement.

By its signature below, the Transfer Agent hereby acknowledges and agrees that, reflecting this Letter Agreement, it has placed an irrevocable stop transfer instruction on all certificated Securities beneficially owned by the undersigned and identified as such on the stock register maintained by the Transfer Agent until the end of the Restriction Period.  Except, that Transfer Agent shall have no liability under this Agreement in connection with any security that does not contain a restrictive legend stating that the securities are subject to the lock-up provisions of this Agreement.  This Letter Agreement shall be binding on successors and assigns of the undersigned with respect to the Securities and any such successor or assign shall enter into a similar agreement for the benefit of the Purchasers.

*** SIGNATURE PAGE FOLLOWS***

This Letter Agreement may be executed in two or more counterparts, all of which when taken together may be considered one and the same agreement.

Signature

Print Name

Position in Company

Address for Notice:

Number of shares of Common Stock

Number of shares of Common Stock underlying subject to warrants, options, debentures or other convertible securities

By signing below, the Company agrees to enforce the restrictions on transfer set forth in this Letter Agreement.

SOUTHWEST CASINO CORPORATION

By:
Name:
Title:

Acknowledged and agreed to
as of the date set forth above:

[insert name of Transfer Agent]

By:
Name:
Title: